PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
PROPERTY AND EQUIPMENT, NET [Abstract]
Schedule of Property and Equipment
Property and equipment consisted of the following:

	As of December 31,
	2016	2017
	RMB	RMB

Buildings	64,222	127,914
Capital lease of property	12,000	12,000
Motor vehicles	6,173	4,054
Office and computer equipment	87,121	69,804
Leasehold improvements	70,321	72,542
Sub-total	239,837	286,314
Less: accumulated depreciation	(151,830)	(117,891)
Total	88,007	168,423